CURRENT INCOME SHARES, INC.

                       ANNUAL REPORT
                   DECEMBER 31, 1997







                  Investment Advisor:
                     PACIFIC ALLIANCE
THE INVESTMENT MANAGEMENT DIVISION OF
       UNION BANK OF CALIFORNIA, N.A.
                      475 Sansome St.
                           Suite 1400
              San Francisco, CA 94111

CURRENT INCOME SHARES, INC.
--------------------------------------------------------------------------------

PACIFIC ALLIANCE

January 26, 1998

Dear Shareholders:
     We are pleased to report your company's financial results for the year 1997. During the twelve-month period, we paid total dividends of $0.85 per share, consisting of quarterly dividends per share of 20 cents, 20.5 cents, 21.5 cents and 23 cents. The net asset value per share at December 31, 1997 was $13.401, up from $13.052 at December 31, 1996. Including dividends, the total return for Current Income Shares was 9.56% in 1997. The total return based on market value was 15.33% in 1997.
     The bond market as a whole posted a 9.7% return as measured by the Lehman Bros. Bond Index. Most of the performance came from long-term Treasury bonds. The 30-year U.S. Treasury bond returned more than 15% during the year. The benchmark 10-year Treasury return posted an 11.3% increase, while shorter maturities gained 6% to 8%. Corporate bonds posted somewhat lower returns than government bonds.
     The major economic story of 1997 was the demise of the Asian economic "miracle." As currencies and stock markets throughout Asia began collapsing, the Treasury market became the prime beneficiary as investors sought a safe haven. In addition, they recognized that the global economy would slow, exerting downward pressure on interest rates. Prior to the problems in Southeast Asia, long-term bond yields were 6.5% amid concerns that rates were headed higher in order to slow the rapid growth rate of the economy. By the end of the year, long-term rates had fallen to 5.9%, boosting bond prices.
     At the same time that demand for high-quality assets has increased dramatically, the supply of government bonds has been shrinking. The reason: the federal budget deficit is rapidly becoming a surplus, leading to a decline in U.S. Treasury borrowing.
     A flight to quality and a slowing economy are reasons why the U.S. Treasury markets outperformed corporate bonds toward the end of 1997. Since corporate bonds are issued by companies of varying credit quality, a weakening economy has an adverse impact on this sector. That's the reason why the highest-quality corporate bonds outperformed the lower quality bonds during the same period. Our portfolio concentrates on higher quality corporate bonds, and we have no exposure to issuers from Asia.
     Corporate bonds, Treasury bonds --indeed, all fixed-income securities continue to benefit from declining inflation. The Consumer Price Index has slowed from more than 3% in 1996 to 1.8% in 1997. Since most economists, including Alan Greenspan, chairman of the Federal Reserve Board, believe that the CPI overstates inflation by about one percentage point, then the actual inflation rate may already be very close to zero.

--------------------------------------------------------------------------------

     During the 1950s and 1960s, when inflation averaged 2.4%, long-term bond yields averaged only 3.8%, and it was not until the mid-1960s that bond yields exceeded 5%. Therefore, we believe that it is very possible for interest rates on long-term bonds to drop from their early 1998 levels of 5.7%. Our strategy for 1998 is to keep credit quality high and to keep maturities long enough to benefit from such a further drop in interest rates.
     The audited financial statements for the year ending December 31, 1997, together with the portfolio of investments owned on the same date, are presented on the following pages.
     Thank you for investing in Current Income Shares, Inc.



/S/Signature
Clark R. Gates
President

                           CURRENT INCOME SHARES, INC.
STATEMENT OF ASSETS AND LIABILITIES                      STATEMENT OF OPERATIONS

                   DECEMBER 31, 1997
--------------------------------------------------------------------------------

ASSETS
   Investments in securities at
     market value:
     Bonds (Cost $45,390,858) ......  $48,485,239
   Cash ............................       47,823
   Interest receivable and
     other assets                         759,740
                                      -----------
     Total Assets ..................   49,292,802
                                      -----------

LIABILITIES
   Accrued expenses ................       66,174
                                      -----------
NET ASSETS .........................  $49,226,628
                                      ===========
   Net assets are represented by:
     Capital stock, $1 par,
     25,000,000 shares authorized
     3,673,334 shares issued
     and outstanding ...............  $ 3,673,334
     Paid-in capital in excess of par
      value ........................   42,977,827
     Accumulated net realized losses     (518,306)
     Unrealized appreciation on
      investments ..................    3,094,381
     Overdistributed net investment
      income .......................         (608)
                                      -----------
NET ASSETS                            $49,226,628
                                      ===========



NET ASSET VALUE PER SHARE
   ($49,226,628 / 3,673,334 shares
     of common stock outstanding) ..       $13.40
                                           ======

--------------------------------------------------------------------------------

FOR THE YEAR ENDED DECEMBER 31, 1997

INVESTMENT INCOME
  Interest ................. $3,575,974
                             ----------
   Total Investment Income .           $3,575,974

EXPENSES
  Investment management
   and advisory fees .......    240,710
  Custodian fees ...........      9,924
  Transfer agent fees ......     57,037
  Directors' fees ..........     29,999
  Printing .................     39,858
  Legal and auditing fees ..     43,755
  Listing fees -- NYSE ......     5,016
  Insurance expense ........      9,937
  Taxes ....................     10,017
  Other expenses ...........     10,672
                             ----------
   Total Expenses                         456,925
                                       ----------
     Net Investment
      Income ...............            3,119,049
                                       ----------

REALIZED AND
  UNREALIZED GAINS AND LOSSES
  ON INVESTMENTS IN SECURITIES
  Realized loss from
     securities transactions:
     Proceeds from sales ... 41,214,537
     Cost of securities
      sold .................(41,483,561)
                            -----------
        Net realized loss on
         investments sold                (269,024)
  Unrealized appreciation
   of investments:
     Beginning of period .... 1,538,055
     End of period .......... 3,094,381
                             ----------
      Net unrealized
        appreciation during
        the period .........            1,556,326
                                       ----------
      Net realized and
        unrealized gain on
        investments ........            1,287,302
                                       ----------
   Net increase in net assets
     resulting from operations         $4,406,351
                                       ==========

   The accompanying notes are an integral part of these financial statements.

   CURRENT INCOME SHARES, INC.
   STATEMENT OF CHANGES IN NET ASSETS

                                   FOR THE YEARS ENDED DECEMBER 31,
---------------------------------------------------------------------------------------------------------

                                                                               1997              1996
                                                                            -----------      -----------
FROM INVESTMENT ACTIVITIES
   Net investment income .........................................          $ 3,119,049      $ 3,036,480
   Net realized loss on investments sold .........................             (269,024)        (249,377)
   Net unrealized appreciation/(depreciation) of investments
      during the period ..........................................            1,556,326       (1,732,180)
                                                                            -----------      -----------
   Net increase in net assets resulting from operations ..........            4,406,351        1,054,923
   Dividends to shareholders from net investment income ..........           (3,122,336)      (3,232,533)
                                                                            -----------      -----------
      Increase/(decrease) in net assets ..........................            1,284,015       (2,177,610)
NET ASSETS
   Beginning of year .............................................           47,942,613       50,120,223
                                                                            -----------      -----------
   End of year [including (over)/underdistributed net investment income of $(608) and $2,679 at December 31, 1997
      and 1996, respectively] ....................................          $49,226,628      $47,942,613
                                                                            ===========      ===========

             The  accompanying  notes are an  integral  part of these financial statements.


   CURRENT INCOME SHARES, INC.
   PORTFOLIO OF INVESTMENTS IN SECURITIES

DECEMBER 31, 1997
---------------------------------------------------------------------------------------------------------------------------
                                                             Standard & Poor's    Principal      Market
                          Security                                Rating           Amount         Value
---------------------------------------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- (13.20% of Net Assets)
   U.S. Treasury Bond 6.375%, 08/15/27 ............                AAA           $1,140,000    $1,202,962
   U.S. Treasury Note 5.625%, 01/31/98 ............                AAA            1,775,000     1,775,248
   U.S. Treasury Note 5.75%, 09/30/99 .............                AAA              500,000       500,685
   U.S. Treasury Note 7.5%, 11/15/01 ..............                AAA              850,000       900,856
   U.S. Treasury Note 6.625%, 05/15/07 ............                AAA            2,000,000     2,116,560
---------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. TREASURY OBLIGATIONS (Cost $6,408,753)                                               6,496,311
---------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS -- (84.88%)
---------------------------------------------------------------------------------------------------------------------------
ASSET BACKED (1.84% of Net Assets)
   Chase Manhattan Auto Grantor Trust,
     Ser 1996-B, Cl A 6.61%, 09/15/02 .............                AAA              902,967       909,243
---------------------------------------------------------------------------------------------------------------------------
TOTAL ASSET BACKED (Cost $902,792)                                                                909,243
---------------------------------------------------------------------------------------------------------------------------
BANKS (7.43% of Net Assets)
   Bankers Trust 7.25%, 01/15/03 ..................                A-             1,500,000     1,550,625
   First Nationwide Holdings 10.625%, 10/01/03 ....                B                500,000       558,750
   Fleet Financial 7.125%, 04/15/06 ...............                BBB+           1,500,000     1,552,500
---------------------------------------------------------------------------------------------------------------------------
TOTAL BANKS (Cost $3,506,719)                                                                   3,661,875
---------------------------------------------------------------------------------------------------------------------------
ELECTRICAL UTILITIES (9.98% of Net Assets)
   Chugach Electric 9.14%, 03/15/22 ...............                A              1,000,000     1,170,000
   Houston Industries 9.375%, 06/01/01 ............                BBB+           2,000,000     2,187,500
   UtiliCorp United 8.45%, 11/15/99 ...............                BBB            1,500,000     1,554,375
---------------------------------------------------------------------------------------------------------------------------
TOTAL ELECTRICAL UTILITIES (Cost $4,597,921)                                                    4,911,875
---------------------------------------------------------------------------------------------------------------------------
ENERGY (7.92% of Net Assets)
   Union Oil of California 9.125%, 02/15/06 .......                BBB+           2,000,000     2,337,500
   Union Pacific Resources 7%, 10/15/06 ...........                A              1,500,000     1,560,000
---------------------------------------------------------------------------------------------------------------------------
TOTAL ENERGY (Cost $3,634,992)                                                                  3,897,500
---------------------------------------------------------------------------------------------------------------------------
GAS (7.32% of Net Assets)
   Coastal 9.625%, 05/15/12 ........................               BBB-           2,000,000     2,530,000
   Panhandle Eastern 7.875%, 08/15/04 ..............               A-             1,000,000     1,073,750
---------------------------------------------------------------------------------------------------------------------------
TOTAL GAS (Cost $3,043,797)                                                                     3,603,750
---------------------------------------------------------------------------------------------------------------------------
MANUFACTURING (8.28% of Net Assets)
   Lockheed Martin 7.7%, 06/15/08 ..................               BBB+           1,500,000     1,642,500
   Owens-Illinois 8.1%, 05/15/07 ...................               BB+            1,250,000     1,337,500
   Westvaco 10.125%, 06/01/19 ......................               A              1,000,000     1,098,750
---------------------------------------------------------------------------------------------------------------------------
TOTAL MANUFACTURING (Cost $3,808,736)                                                           4,078,750
---------------------------------------------------------------------------------------------------------------------------



                        The accompanying notes are an integral part of these financial statements.


   CURRENT INCOME SHARES, INC.
   PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

DECEMBER 31, 1997
---------------------------------------------------------------------------------------------------------------------------
                                                             Standard & Poor's    Principal      Market
                          Security                                Rating           Amount         Value
---------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
  OBLIGATIONS (14.07% of Net Assets)
   GNMA Pool# 439463 8%, 12/15/26 ................                 AAA          $ 6,678,903   $ 6,925,154
---------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
  OBLIGATIONS (Cost $6,807,278)                                                                 6,925,154
---------------------------------------------------------------------------------------------------------------------------
RETAIL (3.13% of Net Assets)
   Staples 7.125%, 08/15/07 ......................                 BB+            1,500,000     1,539,375
---------------------------------------------------------------------------------------------------------------------------
TOTAL RETAIL (Cost $1,496,725)                                                                  1,539,375
---------------------------------------------------------------------------------------------------------------------------
SECURITIES BROKER (2.21% of Net Assets)
   Lehman Brothers Holding 8.75%, 05/15/02 ........                A              1,000,000     1,087,500
---------------------------------------------------------------------------------------------------------------------------
TOTAL SECURITIES BROKER (Cost $1,064,649)                                                       1,087,500
---------------------------------------------------------------------------------------------------------------------------
SERVICE (3.22% of Net Assets)
   Loewen Group International 8.25%, 04/15/03 .....                BB+            1,500,000     1,584,375
---------------------------------------------------------------------------------------------------------------------------
TOTAL SERVICE (Cost $1,498,468)                                                                 1,584,375
---------------------------------------------------------------------------------------------------------------------------
SOVEREIGN & SUPRANATIONAL (5.50% of Net Assets)
   Province of Nova Scotia 8.750%, 04/01/22 .......                A-             1,100,000     1,386,000
   Province of Saskatchewan 9.375%, 12/15/20 ......                A-             1,000,000     1,322,500
---------------------------------------------------------------------------------------------------------------------------
TOTAL SOVEREIGN & SUPRANATIONAL (Cost $2,185,302)                                               2,708,500
---------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS (4.40% of Net Assets)
   WorldCom 9.375%, 01/15/04 ......................                BBB-             522,000       555,930
   WorldCom 7.75%, 04/01/07 .......................                BBB-           1,500,000     1,608,750
---------------------------------------------------------------------------------------------------------------------------
TOTAL TELECOMMUNICATIONS (Cost $2,159,932)                                                      2,164,680
---------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION (9.58% of Net Assets)
   AMR 10%, 04/15/21 ..............................                BBB-           1,500,000     1,989,375
   General Motors 8.95%, 07/02/09 .................                A-             1,500,000     1,668,495
   Norfolk Southern 7.05%, 05/01/37 ...............                BBB+           1,000,000     1,058,750
---------------------------------------------------------------------------------------------------------------------------
TOTAL TRANSPORTATION (Cost $4,075,063)                                                          4,716,620
---------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER -- (0.41% of Net Assets)
---------------------------------------------------------------------------------------------------------------------------
   Merrill Lynch 0.000%, 01/09/98 .................                A-1+             200,000       199,731
---------------------------------------------------------------------------------------------------------------------------
TOTAL COMMERCIAL PAPER
  (Cost $199,731)                                                                                 199,731
---------------------------------------------------------------------------------------------------------------------------
         TOTAL INVESTMENTS (98.49% of Net Assets)
            (Cost $45,390,858)                                                                 48,485,239
---------------------------------------------------------------------------------------------------------------------------
         OTHER ASSETS AND LIABILITIES, NET
            (1.51% of Net Assets)                                                                 741,389
         NET ASSETS (100.0% of Net Assets)                                                    $49,226,628
===========================================================================================================================
                        The accompanying notes are an integral part of these financial statements.

   CURRENT INCOME SHARES, INC.
   NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1997
--------------------------------------------------------------------------------

1. Significant Accounting Policies

   Current  Income  Shares,   Inc.  (the  "Company")  is  registered  under  the
Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Company was incorporated on November 15, 1972, and commenced operations on March 27, 1973. The primary investment objective of the Company is to seek a high level of current income for its shareholders consistent with investment in a diversified portfolio in which marketable debt securities considered by management to be of high quality will predominate. To a lesser extent the Company may also invest in other debt securities and in certain equities.

   The following is a summary of significant accounting policies followed by the Company in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

   (a) Security valuation -- Portfolio securities listed or traded on a national securities exchange are valued at the last reported sales price; securities traded in the over-the-counter market and listed securities for which no sales were reported on that date are valued at the most recent bid price.

   (b) Federal income taxes -- It is the Company's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net capital gains to its shareholders. Accordingly, no Federal income tax provision is required.

   (c) Estimates --The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of income and expenses during the reporting period. Actual results could differ from those estimates.

   (d) Other -- Security transactions are accounted for on the trade date the securities are purchased or sold. Purchased discounts and premiums on securities held are accreted or amortized to interest income over the life of each security using a method which approximates the effective interest method. Interest income is recognized on the accrual basis of accounting. Realized gains and losses are computed using the specific cost of the securities sold.

2. Purchases and Sales of Securities

   Purchases and sales of investment securities other than short-term securities and U.S. Government obligations aggregated $11,661,633 and $15,436,113, respectively. Purchases and sales of U.S. Government obligations aggregated $13,999,247 and $12,202,538, respectively.

   As of December 31, 1997, unrealized appreciation for Federal income tax purposes aggregated $3,094,381 of which $3,096,012 related to appreciated securities and $1,631 related to depreciated securities. The aggregate cost for Federal income tax purposes was not materially different from amounts reported for financial reporting purposes.

   Subsequent to October 31, 1997, the Company recognized net capital losses that have been deferred to 1998 for tax purposes and can be used to offset future capital gains at December 31, 1998. The company also had capital loss carryforwards at December 31, 1997, that can be used to offset future capital gains.

              Post                Capital Loss          Capital Loss
           10/31/1997              Carryovers            Carryovers
          Loss Deferral           Expiring 2004         Expiring 2005
         --------------           -------------         --------------
             172,187                 249,377                96,836

   CURRENT INCOME SHARES, INC.
   NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 1997
--------------------------------------------------------------------------------
3. Transactions with Affiliates

   Pacific Alliance, the investment management division of Union Bank of California, (the "Advisor") received fees of $240,710 during the year ended December 31, 1997 for providing investment management and advisory services to the Company. The fee is based on an annual rate of 0.5% of the Company's average net assets.

   The Advisory Agreement requires that the Advisor reimburse the Company for expenses (excluding interest, taxes, and the expenses of any offering of the Company's securities and brokers commissions) incurred by the Company in excess of one and one-half percent (1 1/2%) per year of the first $30 million of average net assets of the Company and one percent (1%) of average net assets in excess of $30 million. The expenses incurred by the Company for the year ended December 31, 1997 did not exceed the limitation established by the Advisory Agreement.

4. Agreements with Service Providers

   Harris Trust Company of California provides Transfer Agent and Dividend Reinvestment Plan services.

   Bankers Trust Company provided custodial services for the Company up to December 18, 1997. On December 18, 1997, the Union Bank of California, N.A. began providing custodial services for the Company.

5. Financial Highlights

   Selected data for each share of capital stock outstanding throughout each period follows:

                                                  01/01/97 to  01/01/96 to  01/01/95 to  01/01/94 to  01/01/93 to
                                                   12/31/97     12/31/96     12/31/95     12/31/94     12/31/93
                                                  -----------  -----------  -----------  -----------  -----------
PER SHARE OPERATING PERFORMANCE
Investment Income .............................    $   0.97     $   0.95     $   1.00     $   1.06      $   1.09
Expenses ......................................       (0.12)       (0.12)       (0.12)       (0.12)        (0.12)
                                                   --------     --------     --------     --------      --------
 Net Investment Income ........................        0.85         0.83         0.88         0.94          0.97
Dividends distributed from net
  Investment Income ...........................       (0.85)       (0.88)       (1.48)       (0.94)        (0.97)
Net realized and unrealized gain
  (loss) on investments .......................        0.35        (0.54)        1.79        (1.74)         0.86
                                                   --------     --------     --------     --------      --------
 Net increase (decrease) in net asset value ...        0.35        (0.59)        1.19        (1.74)         0.86
Net asset value:
  Beginning of period .........................       13.05        13.64        12.45        14.19         13.33
                                                   --------     --------     --------     --------      --------
 End of period ................................    $  13.40     $  13.05     $  13.64     $  12.45      $  14.19
                                                   ========     ========     ========     ========      ========
Per share market value:
  End of period ...............................    $12.1875     $ 11.375     $ 11.875     $ 11.000      $  13.00
Total investment return* ......................       15.33%        3.54%       22.25%       (8.33)%       10.53%
RATIOS AND SUPPLEMENTAL DATA
Ratio of expenses to average net assets .......        0.95%         1.0%         0.9%         0.9%          0.8%
Ratio of net investment income to
  average net assets ..........................         6.5%         6.3%         6.6%         7.2%          6.9%
Portfolio turnover rate .......................       52.10%       62.86%      118.52%       42.21%        24.15%
Net assets, end of period (000) ...............    $ 49,227     $ 47,943     $ 50,120     $ 45,739      $ 52,137

*Does not reflect the brokerage commission.



   CURRENT INCOME SHARES, INC.
   NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 1997
------------------------------------------------------------------------------------------------------------

6. Unaudited Quarterly Results of Operations

   The following is a summary of unaudited quarterly results of operations:
                                                                                         Net Realized and
                                                                                      Unrealized Gain (Loss)
                                                               Net Investment Income     on Investments
                                                 Investment   -----------------------  ---------------------
                                                   Income      Amount       Per Share    Amount    Per Share
                                                  ---------   ---------     ---------  ---------   ---------
Three months ended:

   March 31, 1997                                 $877,206    $761,816        $0.21   $(1,163,210)   $(0.31)
   June 30, 1997                                   898,633     781,504         0.21       891,395      0.24
   September 30, 1997                              908,688     796,883         0.22       880,366      0.24
   December 31, 1997                               891,447     778,846         0.21       678,751      0.18

   March 31, 1996                                 $862,729    $747,568        $0.20*  $(2,274,615)   $(0.62)
   June 30, 1996                                   871,085     760,129         0.21      (637,224)    (0.17)
   September 30, 1996                              880,365     771,119         0.21        60,387      0.02
   December 31, 1996                               882,933     757,664         0.21       869,895      0.24

* On February 8, 1996, a distribution of $.20 per share  totalling  $734,688 was declared. Of these amounts,
  $0.0556 per share,  or  $204,237,  related to net realized gains from investment  transactions  during 1995.
  The dividend was paid March 15, 1996, to shareholders of record on February 28, 1996.

7. Dividend Reinvestment Plan

   The Company maintains a Dividend Reinvestment Plan (the "Plan") in which shareholders may participate. The Plan is offered through Harris Trust Company of California (the "Agent"). Under the Plan, the Agent uses dividends and other cash distributions from the Company to purchase additional shares of Company common stock in the open market for Plan participants. Participants may also make certain cash contributions to the Plan. Further information regarding the Plan may be obtained by writing to the Agent at: Harris Trust Company of California, 311 West Monroe Street (11th Floor), Chicago, IL 60606.

   CURRENT INCOME SHARES, INC.
   INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------
To the Board of Directors and Shareholders of Current Income Shares, Inc.

     We have audited the accompanying statement of assets and liabilities of Current Income Shares, Inc. (the "Company"), including the portfolio of investments in securities, as of December 31, 1997, and the related statement of operations, statement of changes in net assets and the selected per share data and ratios for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit. The Company's statement of changes in net assets for the year ended December 31, 1996, and the selected per share data and ratios for each of the four years in the period then ended, were audited by other auditors whose report dated January 31, 1997, expressed an unqualified opinion on those statements.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, such financial statements present fairly, in all material respects, the financial position of Current Income Shares, Inc. as of December 31, 1997, the related statement of operations, statement of changes in net assets, and selected per share data and ratios for the year then ended in conformity with generally accepted accounting principles.



 /S/Signature



Deloitte & Touche LLP

San Francisco, CA
January 16, 1998

DIRECTORS
Willard H. Altman*         Clark R. Gates
Morris A. Densmore*        William R. Howell*
Stephen J. Dunn*           Michael L. Noel*
*Serve as members of the Audit Committee

OFFICERS
Morris A. Densmore         CHAIRMAN
Clark R. Gates             PRESIDENT
James J. Atkinson          VICE PRESIDENT AND
                                PORTFOLIO MANAGER
Richard H. Earnest         VICE PRESIDENT
Kevin A. Rogers            VICE PRESIDENT
Paul Mastin                TREASURER
Jonathan A. Wright         SECRETARY
Olga J. Sanchez            ASSISTANT SECRETARY

AUDITORS
Deloitte & Touche LLP
50 Fremont St.
San Francisco, CA 94105

CUSTODIAN
Union Bank of California
475 Sansome St. (15th Floor)
San Francisco, CA 94111

TRANSFER & DIVIDEND
REINVESTMENT PLAN AGENT
Harris Trust Company of California
311 West Monroe St. (11th Floor)
Chicago, IL 60606
(800) 554-3406

COMPANY MAILING ADDRESS
Current Income Shares, Inc.
445 South Figueroa St., (3rd Floor)
Los Angeles, California 90071

COMPANY TELEPHONE
(888) 465-2825

NYSE Symbol
"CUR"




83352-97